FORM 8-K
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)   September 5, 1996

                     INTERNATIONAL SPEEDWAY CORPORATION
          (Exact name of registrant as specified in its charter)

          FLORIDA                 O-2384               59-0709342
(State or other jurisdiction   (Commission           (I.R.S. Employer
    of incorporation)           File Number)        Identification No.)

1801 WEST INTERNATIONAL SPEEDWAY BOULEVARD, DAYTONA BEACH, FLORIDA 32114
 (Address of principal executive offices)                     (Zip code)

Registrant's telephone number, including area code:   (904) 254-2700

                                 No Change
          (Former name or address, if changed since last report)

Item 8.  Change in Fiscal Year

On September 5, 1996 the Company determined to change its fiscal year-end to November 30 effective December 1, 1996. This will result in a three-month transition period commencing September 1, 1996, and thereafter a new fiscal year beginning December 1, 1996 and ending November 30, 1997. Pursuant to Rule 13a-10(c) the report covering the transition period will be filed on Form 10-Q and will contain financial statements which are not audited.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTERNATIONAL SPEEDWAY CORPORATION


Date:      9/19/96                      /s/ William C. France
       ----------------                ----------------------------------
                                        William C. France, Chairman
                                         & Chief Executive Officer